EXHIBIT 99      Certification Pursuant to Title 18, United States
          Code, Section 1350, as Adopted Pursuant to Section  906
          Of The Sarbanes-Oxley Act Of 2002


In connection with the Quarterly Report of Quality Exchange, Inc. ("Quality Exchange") on Form 10-QSB for the quarter ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew D. Owens, President, Chief Executive Officer, and Principal Financial Officer of Quality Exchange, certify, pursuant to Title 18, United States Code, Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The  Report fully complies with the requirements of Section
      13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Quality Exchange

Date: August 10, 2003

/s/ Andrew D. Owens
------------------------
Andrew D. Owens
President and Chief Executive Officer
Principal Financial Officer